VANGUARD
NEW JERSEY
TAX-FREE FUND


Semiannual Report - May 31, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                            [PHOTO]
John C. Bogle                      John J. Brennan
Senior Chairman                    Chairman & CEO


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ....................        1

THE MARKETS IN PERSPECTIVE .......................        3

REPORT FROM THE ADVISER ..........................        5

PERFORMANCE SUMMARIES ............................        7

PORTFOLIO PROFILES ...............................        8

FINANCIAL STATEMENTS .............................       11


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

     Prices of municipal bonds nudged higher during the first half of Vanguard New Jersey Tax-Free Fund's 1998 fiscal year, reflecting a slight easing in long-term interest rates and docile inflation. These higher prices, combined with six months of interest income, gave investors in tax-exempt securities a solid return for the half-year ended May 31, 1998.

     In this environment, the +1.6% earned by our Money Market Portfolio and the +3.8% return of our Insured Long-Term Portfolio outpaced the returns of their peers. The table at right presents each Portfolio's six-month return as well as those of average competing mutual funds.

------------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                           MAY 31, 1998
------------------------------------------------------------
MONEY MARKET PORTFOLIO                         +1.6%
Average New Jersey
   Tax-Exempt Money Market Fund                +1.4
------------------------------------------------------------
INSURED LONG-TERM PORTFOLIO                    +3.8%
Average New Jersey
   Municipal Bond Fund                         +3.4
------------------------------------------------------------

     The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on an increase in net asset value from $11.72 per share on November 30, 1997, to $11.85 per share on May 31, 1998, adjusted for dividends totaling $0.301 per share paid from net investment income, and a distribution of $0.011 per share paid from net realized capital gains. The Money Market Portfolio's net asset value remained at $1 per share, as is expected but not guaranteed. On May 31, the Insured Long-Term Portfolio's yield stood at 4.58%, and the Money Market Portfolio's yield at 3.41%.

THE PERIOD IN REVIEW

A storybook environment that featured solid economic growth, declining interest rates, and well-behaved inflation showed no signs of fading during the half-year. As a result, the six-month period was a good one for bonds and even better for stocks.

     The decline in interest rates was particularly helpful. Yields on long-term U.S. Treasury bonds declined on balance during the half-year by approximately 25 to 30 basis points (0.25 to 0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.80%, down from 6.05% on November 30, 1997, while rates on 3-month T-bills declined by 19 basis points, from 5.20% to 5.01%. The rate decline stemmed from remarkably good inflation news--consumer prices were up just 0.8% during the period--and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States.

     Yields on high-grade, long-term municipal bonds fell on balance to 5.22% on May 31, down from 5.36% on November 30, 1997. The yield on top-grade (MIG-1) short-term municipal notes declined to 3.65%, from 3.80% six months earlier.

     Despite the good news for bonds, stocks continued to lead the party. The Standard & Poor's 500 Composite Stock Price Index returned +15.1% for the six months, a spectacular return for such a brief period.

     Our low expenses explained the advantage achieved by our Money Market Portfolio, which returned +1.6%, over the average New Jersey tax-exempt money market mutual fund, which returned +1.4%.

     The +3.8% total return achieved by the Insured Long-Term Portfolio consisted of a +2.6% income return and a +1.2% capital return that reflected slightly lower interest rates. The Portfolio's performance topped the +3.4% return of the average New Jersey municipal bond fund and exactly matched the return of the unmanaged Lehman Brothers Municipal Bond Index. This national Index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.

       In reviewing the results of the past six months, it's important to remember that the interest rate environment is not always so friendly to bond investors. During periods when interest rates are on the rise, existing bond prices fall and thus diminish, rather than augment, a fund's total return.

       Also, we urge you to keep in mind that our six-month performance accounts for only half of the year's interest income, whereas bond prices react immediately to interest rate changes. However, over time, unpredictable changes in interest rates tend to even out, leaving the rate of interest income as the chief source of long-term bond returns. That's why investors should consider a full year's interest income as part of a semiannual review. Over the twelve months ended May 31, 1998--a period when interest rates generally declined--our Insured Long-Term Portfolio provided a total return of +8.7%, consisting of an income return of +5.4% and a capital return of +3.3%.

       For Vanguard New Jersey Tax-Free Fund, our excellent long-term performance is largely a function of two elements: our low expenses and our disciplined management approach. For our shareholders, these factors are significant and durable advantages that we expect to continue. Our Portfolios have annualized expense ratios (expenses as a percentage of average net assets) of about 0.20%, compared with 1.03% charged by the average long-term state tax-exempt fund and 0.53% for the average state tax-exempt money market fund.

       Our cost advantage allows us to offer a portfolio of higher-quality bonds without compromising the yields earned by our shareholders. Our Insured Long-Term Portfolio invests in bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default. This insurance comes at the cost of slightly lower gross yields, but our lower costs more than make up the difference, thus enabling our Portfolio to provide net returns that are fully competitive with those of uninsured municipal bond portfolios.

IN SUMMARY

While it's enjoyable to bask in the glow of the financial markets' recent stellar performance, it's important to remember that the markets are still subject to cycles. Interest rates cannot--and will not--march lower indefinitely. Nor will stocks sustain their above-average performance forever.

       Given that financial markets are not a one-way street, we reiterate our belief that a balanced portfolio of stock funds, bond funds, and money market funds can help investors "stay the course" toward their investment objectives--no matter what the market environment.

       We look forward to reporting to you in further detail in our 1998 annual report six months hence.


/s/ JOHN C. BOGLE           /s/ JOHN J. BRENNAN

John C. Bogle               John J. Brennan
Senior Chairman             Chairman and
                            Chief Executive Officer

June 16, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended May 31, 1998

The U.S. financial markets turned in another excellent performance during the half-year ended May 31. The stock market's gains would have been good even for a full year, and the bond market chalked up solid returns.

     Consumer spending was the economy's locomotive. Americans spent freely on houses, automobiles, and just about everything else. Their spirits were buoyed by a very strong job market--the nation's unemployment rate was 4.3% in May, tying a 28-year low--and by higher wages (average hourly earnings in May were 4.3% higher than a year before). Growth in the consumer sector, which accounts for two-thirds of all economic activity, was more than enough to offset the negative effects of Asia's financial and economic crisis. A strong rise in the value of the U.S. dollar since mid-1997 in relation to most Asian currencies has cut into U.S. exports to Asia while lowering the cost of Asian goods for American buyers. The upshot is intensifying competition for U.S. companies, some of which have blamed the Asian crisis for reduced profits.

     The silver lining in the Asian cloud is that, by offsetting some of the strength elsewhere in the U.S. economy, it has reduced inflationary pressures. Ordinarily, low unemployment, rising wages, and a rapidly growing economy might be expected to push up consumer prices. But thanks in part to lower-priced Asian imports, inflation has been remarkably well behaved--the Consumer Price Index rose just 0.8% during the six months ended May 31. Benign inflation and a conviction that the Asian situation will keep the Federal Reserve Board from raising interest rates anytime soon allowed interest rates to decline.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED MAY 31, 1998
                                             -----------------------------------
                                             6 MONTHS      1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                               15.1%        30.7%        22.2%
   Russell 2000 Index                           6.5         21.2         16.1
   MSCI EAFE Index                             16.2         11.4          9.8
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                  4.1%        10.9%         7.1%
   Lehman 10-Year Municipal Bond Index          3.8          9.3          6.9
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                  2.7          5.3          4.9
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         0.8%         1.7%         2.5%
--------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Stock prices rose in each of the first five months of the period before declining in May. Gains were largest for large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, earned a total return of 15.1%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, returned 10.4%. The Russell 2000 Index, focusing on small-cap stocks, gained 6.5%.

     Stock prices were supported by declining interest rates and the surprisingly low inflation rate, which led to an expansion of price/earnings multiples investors were willing to pay for stocks. The news on corporate earnings, another key fundamental in stock valuation, was not so positive. Corporate earnings in the January-March quarter were up by less than 5% from the previous year, and securities analysts steadily reduced their estimates of earnings for the full year. Concern about meager growth in profits--partly because of increased competition from Asia--was a factor in the stock market's decline from record highs set in late April.

     The consumer spending boom was reflected in the stock market's performance. The best-performing sector was auto & transportation stocks. This segment of the S&P 500 Index earned 28.6% for the six months. The consumer discretionary sector, which makes up 10% of the Index, was up 23.0% for the half-year, and health-care stocks, which make up nearly 12% of the S&P 500, gained 22.2%. Lower oil prices were to blame for the two weakest sectors--integrated oil companies (up 8.2%) and the "other energy" group (down 6.3%).

U.S. FIXED-INCOME MARKETS

The decline in interest rates during the period meant that bond investors saw modest price increases along with their interest income. The Lehman Brothers Aggregate Bond Index, a yardstick for the overall taxable bond market, earned 4.1%, bringing its return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.2%. Bonds benefited from both an easing of inflation fears and, reportedly, from a "flight to quality" by Asian investors who some analysts believe bought U.S. Treasury securities to protect themselves from further declines in their currencies versus the U.S. dollar.

     The rate decline was more pronounced for longer-term bonds. While yields on 3-month Treasury bills declined 19 basis points (0.19 percentage point) during the half-year, yields on 10- and 30-year Treasuries fell by 32 and 25 basis points, respectively, to 5.55% and 5.80%. The flattening of the yield curve during the period signaled that market participants expect interest rates to remain stable or to decline further. No one knows whether that expectation will prove correct, but investors certainly are being paid very little to bear the higher risk of price fluctuations that comes with longer-term bonds. As of May 31, the yield on 10-year Treasuries was only 2 basis points higher than the 5.53% yield on 3-year Treasuries, even though the price of a 10-year note is three times more sensitive to changes in interest rates than that of a 3-year note.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets made Wall Street's bull market look like a mere calf during the first half of the fiscal year, while Asian markets slumped under the weight of falling currencies and weakening economic activity. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index rose 16.2% in U.S. dollar terms. Its European component was up a remarkable 29.7% in U.S. dollar terms and an even-stronger 32.7% in local currencies. A strengthening in the dollar versus other currencies slightly cut returns for American investors.

     Several factors were credited for Europe's bull market, including a recovery in economic activity across the continent and an increase in U.S.-style efforts to boost shareholder value, including share repurchases, corporate restructurings, and mergers. In addition, investors seemed pleased at the smooth progress toward the January 1, 1999, adoption by 11 countries of a common currency, the euro.

     In the Pacific, stock markets were, on balance, down 2.7% in local-currency terms. But a weakening of the Japanese yen and several other currencies versus the U.S. dollar resulted in a decline of 9.9% in U.S. dollar terms. Japan, the dominant Pacific Rim economy and stock market, officially acknowledged that its economy had fallen into a recession. A number of investors, analysts, and others criticized the Japanese government for being slow to adopt economic reforms and other measures to spur business activity.

REPORT FROM THE ADVISER

The uncertainty facing financial markets at the start of Vanguard New Jersey Tax-Free Fund's 1998 fiscal year continued throughout the past six months. The U.S. economy displayed surprising strength, which obliged the Federal Reserve Board's Open Market Committee to reinstate a bias toward a tighter monetary policy. Disruptive events in Asia boosted demand for U.S. Treasury securities. The dichotomy between domestic and international forces caused interest rates to trade within a narrow range. Against this backdrop, the prices of municipal bonds remained relatively stable during the six months. The Insured Long-Term Portfolio's total return was 3.8%, while the Money Market Portfolio earned 1.6%.

       During the period, tight labor markets underscored the strength in the domestic economy, which grew at a robust 5.4% annual pace during the January-March quarter. Monthly increases in nonfarm payrolls averaged 277,000 during the first half of our fiscal year, and the nation's unemployment rate dropped to a 28-year low of 4.3% in April and May. On the other hand, economic and political unrest in Asia cast a bit of a shadow on the strong U.S. economy. In Indonesia, riots and protests against the government and economic conditions ultimately forced President Suharto to step down after a 32-year reign. In Japan, economic lethargy persisted, and the yen fell to its lowest level against the U.S. dollar in eight years. Asian investors bought U.S. Treasury securities as a potential safe haven, helping interest rates to fall instead of to rise, as they might otherwise have done in a strong domestic economy.

THE INSURED LONG-TERM PORTFOLIO

Over the fiscal half-year, the yield on the 30-year Treasury bond declined 0.25 percentage point to 5.80%. Rates didn't drop as far for municipal bonds, with the yield on 30-year, AAA-rated bonds declining 0.13 percentage point to 5.05%. Municipal bond yields didn't fall as much as yields on taxable bonds primarily because of an increased supply of new municipals. Municipal issuance for the six months was 50% higher than during the same period a year earlier, thanks partly to a heavy volume of refundings (bonds issued to refinance debt at lower interest rates). Another big factor was a $3.5 billion transaction for the Long Island Power Authority, the largest single new issue in the history of municipal finance.

     Market conditions appear favorable for municipal bonds. Supply should diminish as refunding volume subsides. Moreover, in June and July investors will have an estimated $45 billion to $60 billion of coupon payments and bond redemptions to reinvest, so demand for bonds should be strong in the summer.

       In our last report to you, we discussed the narrowing spread between yields on high- and lower-quality municipals. The decline stemmed both from the overall reduction in bond yields and the growing use of municipal bond insurance to enhance credit quality, which limited the supply of lower-quality, higher-yielding bonds. This compression in quality spreads continued during the first half of fiscal 1998. Nearly half of all newly issued municipal bonds came with insurance that enabled the bonds to secure a top AAA rating. As a result, the yield spread between AAA-rated insured and BBB-rated (low-quality) bonds narrowed to 15 basis points (0.15 percentage point). In short, investors were taking substantially greater credit risk to earn a very modest incremental yield. It is difficult to predict when this trend will reverse, but when it does, prices of low-quality bonds will decline relative to prices of high-quality insured bonds. Your Insured Long-Term Portfolio is positioned to benefit from such a reversal. The Portfolio maintains top overall credit quality through a combination of insured and AA-rated municipal bonds. Coupled with our low expense ratio, the Portfolio's high credit quality offers shareholders an unbeatable combination of minimal credit risk and consistent, above-average performance relative to our competitors.

THE MONEY MARKET PORTFOLIO

The economic drama that unfolded throughout the first half of the fiscal year triggered a 7-basis-point decline in yields on 1-year Treasury bills, which finished the period with a 5.42% yield. Concurrently, yields on 1-year municipals fell 6 basis points to conclude the period at 3.75%. With the domestic economy's strength offset somewhat by ongoing economic uncertainties abroad, the Money Market Portfolio is positioned neutrally in terms of its average maturity. In addition to economic forces, two issues had a significant impact on the short-term municipal securities market.

     The first issue was the adoption by the Securities and Exchange Commission of amendments to Rule 2a-7 under the Investment Company Act of 1940. This regulation governs certain risk characteristics of money market portfolios. The changes were designed to tighten regulation of money market funds and improve the likelihood that the funds will retain a stable net asset value. Because Vanguard's tax-exempt money market portfolios have been and will continue to be managed conservatively with a focus on high quality, the impact of these amendments should be minimal for our shareholders. However, some of our competitors operate with lower quality standards, and may have to alter their approach to fund management.

     The second issue was the onset of heavy share redemptions during April and May, a seasonal outflow as shareholders paid personal income taxes. The sector of the mutual fund market that includes state-specific money market portfolios lost $4.1 billion in assets, or 6.5% of the total, during tax season, according to IBC Financial Data. As funds sold securities to provide cash for share redemptions, an overabundance of supply in the short-term market was created. This excess supply caused a spike in yields during late April and much of May. We took advantage of this rise in yields to selectively purchase securities with maturity dates other than early July, when a seasonal lack of supply is expected to push yields lower. We also used this buying opportunity to further diversify the Portfolio and enhance its overall credit quality.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 15, 1998

INVESTMENT PHILOSOPHY

The adviser believes that each Portfolio, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New Jersey income taxes by investing in insured and high-quality uninsured securities issued by New Jersey state, county, and municipal governments.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-MAY 31, 1998
-----------------------------------------------------------
                 MONEY MARKET PORTFOLIO            AVERAGE
                                                    FUND*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1988          0.0%        4.2%        4.2%          4.3%
1989          0.0         6.3         6.3           6.4
1990          0.0         5.8         5.8           5.8
1991          0.0         4.5         4.5           4.5
1992          0.0         3.0         3.0           2.8
1993          0.0         2.3         2.3           2.0
1994          0.0         2.5         2.5           2.2
1995          0.0         3.6         3.6           3.3
1996          0.0         3.2         3.2           2.9
1997          0.0         3.3         3.3           3.0
1998**        0.0         1.6         1.6           1.4
-----------------------------------------------------------

*  Average New Jersey Tax-Exempt Money Market Fund.

** Six months ended May 31, 1998.

See Financial Highlights table on page 21 for dividend information for the past five years.

INSURED LONG-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-MAY 31, 1998
------------------------------------------------------------
               INSURED LONG-TERM PORTFOLIO         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1988          0.1%        5.9%         6.0%         5.3%
1989          4.4         7.4         11.8         11.0
1990          0.7         7.0          7.7          7.7
1991          2.3         6.7          9.0         10.3
1992          4.1         6.4         10.5         10.0
1993          6.6         5.9         12.5         11.1
1994        -11.2         5.1         -6.1         -5.2
1995         13.3         6.4         19.7         18.9
1996         -0.7         5.4          4.7          5.9
1997          1.0         5.4          6.4          7.2
1998**        1.2         2.6          3.8          3.8
------------------------------------------------------------

*  Lehman Municipal Bond Index.

** Six months ended May 31, 1998.

See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
--------------------------------------------------------------------------------------------------------------------
                                                                                                10 YEARS
                                            INCEPTION                                -------------------------------
                                              DATE        1 YEAR       5 YEARS        CAPITAL     INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                      2/3/1988       3.33%       3.04%          0.00%       3.91%       3.91%
Insured Long-Term Portfolio                 2/3/1988       9.66        6.40           2.15        6.24        8.39
--------------------------------------------------------------------------------------------------------------------


*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Yield                                                 3.4%
Average Maturity                                   59 days
Average Quality                                      MIG-1
Expense Ratio                                       0.21%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------------
MIG-1/SP-1+                                         60.8%
A-1/P-1                                             21.1
AAA/AA                                              13.6
A                                                    4.5
----------------------------------------------------------
Total                                              100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       194
Yield                                                 4.6%
Yield to Maturity                                     4.6%
Average Coupon                                        5.4%
Average Maturity                                 9.7 years
Average Quality                                        AAA
Average Duration                                 6.9 years
Expense Ratio                                       0.20%*
Cash Reserves                                         0.0%

*Annualized.


INVESTMENT FOCUS
---------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------
                         INSURED LONG-TERM          LEHMAN
                                 PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  1.08            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
---------------------------------------------------------
AAA                                                 95.2%
AA                                                   4.8
A                                                    0.0
BBB                                                  0.0
BB                                                   0.0
B                                                    0.0
Not Rated                                            0.0
---------------------------------------------------------
Total                                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                                         5.0%
1-5 Years                                           18.9
5-10 Years                                          39.9
10-20 Years                                         26.9
20-30 Years                                          8.8
Over 30 Years                                        0.5
---------------------------------------------------------
Total                                              100.0%

FINANCIAL STATEMENTS
May 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
MONEY MARKET PORTFOLIO                                               COUPON         DATE               (000)       (000)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.1%)
------------------------------------------------------------------------------------------------------------------------
Bernards Township NJ BAN                                              4.00%    5/21/1999            $  4,311    $  4,323
Burlington County NJ BAN                                              3.90%    2/10/1999              20,000      20,054
Burlington County NJ BAN                                              4.00%    3/11/1999               4,842       4,859
Chatham Township NJ BAN                                              3.875%    2/18/1999               1,215       1,217
Cherry Hill Township NJ                                               4.50%   10/14/1998              30,034      30,113
Clifton NJ GO                                                        3.875%    6/25/1998               4,500       4,501
Cranbury Township NJ BAN                                             3.875%    3/10/1999               2,845       2,852
Englewood NJ BAN                                                      4.25%    7/16/1998               5,107       5,109
Essex County NJ Improvement Auth. Pooled Govt. Loan VRDO              3.60%     6/3/1998 LOC          32,650      32,650
Essex Fells NJ BAN                                                    4.25%   12/11/1998               4,750       4,762
Florham Park Borough NJ BAN                                           4.25%    11/6/1998               3,506       3,513
Gloucester County NJ PCR VRDO
   (Mobil Oil Refining Corp. Project)                                 3.75%     6/3/1998              20,200      20,200
Hackensack City NJ BAN                                                4.00%   12/17/1998               4,943       4,949
Lawrence Township NJ BAN                                              4.25%    11/6/1998               8,410       8,426
Linden City NJ BAN                                                    4.40%    6/17/1998               3,000       3,001
Mahwah Township NJ BAN                                                4.25%    8/21/1998               3,500       3,503
Mercer County NJ BAN                                                  4.00%    3/11/1999              18,005      18,070
Monmouth County NJ BAN                                               4.375%    8/27/1998               3,900       3,906
Monmouth County NJ GO                                                 4.00%     8/1/1998               1,500       1,501
Monmouth County NJ GO (County College)                                4.00%     8/1/1998                 730         730
Monmouth County NJ VRDO
  (Improvement Auth. Pooled Govt. Loan Program)                       3.55%     6/3/1998 LOC          50,000      50,000
Montgomery Township NJ BAN                                            4.00%    2/10/1999               4,905       4,920
Montgomery Township NJ BAN                                           4.125%    7/14/1998               2,095       2,096
Moorestown NJ BAN                                                     4.25%     9/4/1998               6,000       6,006
Morris County NJ BAN                                                  4.25%    12/9/1998              13,887      13,926
Morris County NJ General Improvement GO                               4.50%    8/15/1998               2,190       2,193
Morris County NJ GO (County College)                                  4.50%    8/15/1998                 840         841

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
MONEY MARKET PORTFOLIO                                               COUPON         DATE               (000)       (000)
------------------------------------------------------------------------------------------------------------------------
Mount Olive Township NJ BAN                                          4.125%   10/15/1998           $   5,624   $   5,631
Mount Olive Township NJ BAN                                           4.25%    7/14/1998               1,694       1,695
Mountain Lakes NJ BAN                                                 4.00%    1/27/1999               1,156       1,158
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)        3.60%    8/10/1998 LOC          14,100      14,100
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)        3.60%    9/10/1998 LOC          15,000      15,000
New Jersey Econ. Dev. Auth. CP (Logan Project)                        3.40%    6/10/1998 LOC          20,000      20,000
New Jersey Econ. Dev. Auth. CP (Logan Project)                        3.55%     8/3/1998 LOC           9,200       9,200
New Jersey Econ. Dev. Auth. CP (Logan Project)                        3.65%    8/11/1998 LOC           8,300       8,300
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev. GO            4.80%     7/1/1998 (1)           5,985       5,990
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.60%     6/3/1998 (2)           1,745       1,745
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.90%     6/2/1998 (2)          19,600      19,600
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.95%     6/2/1998 (2)           6,700       6,700
New Jersey Econ. Dev. Auth. PCR VRDO (Exxon Project)                  3.50%     6/2/1998              12,500      12,500
New Jersey Econ. Dev. Auth. PCR VRDO
   (Public Service Electric & Gas Co.)                                3.70%     6/3/1998 (1)           5,000       5,000
New Jersey Econ. Dev. Auth. PCR VRDO
   (Public Service Electric & Gas Co.)                                3.75%     6/3/1998 (1)          29,220      29,220
New Jersey Econ. Dev. Auth. VRDO (Lawrence School Project)            3.70%     6/4/1998              23,100      23,100
New Jersey Econ. Dev. Auth. VRDO (United States Golf Association)     3.75%     6/4/1998 LOC           2,400       2,400
New Jersey Econ. Dev. Auth. Water Fac. TOB VRDO
   (NJ American Water Co. Project)                                    3.94%     6/4/1998 (3)           4,850       4,850
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (Elizabethtown Water Co. Project)                                  3.75%     6/3/1998 (2)          16,600      16,600
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (Elizabethtown Water Co. Project)                                  3.85%     6/3/1998 (2)          13,600      13,600
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        3.75%     6/2/1998 (2)          20,700      20,700
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        3.85%     6/2/1998 (2)           5,300       5,300
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        3.95%     6/2/1998 (2)          20,300      20,300
New Jersey Educ. Fac. Auth Rev. RAN (Princeton Univ.)                 3.90%     7/1/1998               1,695       1,695
New Jersey GO                                                         4.50%     3/1/1999               6,365       6,412
New Jersey GO                                                         5.00%    7/15/1998               3,590       3,595
New Jersey Health Care Fac. Finance Auth. VRDO
   (Hosp. Capital Asset Pooled Program)                               3.70%     6/4/1998 LOC          53,100      53,100
New Jersey Highway Auth. Rev. (Garden State Parkway)                  7.25%     1/1/1999 (Prere.)      6,705       6,979
New Jersey Sports & Exposition Auth. VRDO                             3.65%     6/4/1998 (1)          40,760      40,760
New Jersey TRAN CP                                                    3.50%    6/15/1998              21,100      21,100
New Jersey TRAN CP                                                    3.55%    6/15/1998              15,000      15,000
New Jersey TRAN CP                                                    3.65%    6/15/1998               5,000       5,000
New Jersey TRAN CP                                                    3.90%    6/15/1998              35,000      35,000
New Jersey Transp. Trust Fund                                         5.00%   12/15/1998 (ETM)         3,400       3,425
New Jersey Transp. Trust Fund RAN                                     4.50%    6/15/1998               7,050       7,052
New Jersey Transp. Trust Fund RAN                                     5.50%    6/15/1998               1,400       1,401
New Jersey Transp. Trust Fund TOB VRDO                                3.92%     6/4/1998               4,250       4,250
New Jersey Turnpike Auth. Rev. VRDO                                   3.75%     6/3/1998 (3) LOC     128,500     128,500
Nutley Township NJ BAN                                                4.00%    7/31/1998               1,750       1,750
Ocean County NJ BAN                                                   4.25%    6/19/1998              10,000      10,003
Passaic County NJ Util. Auth.                                         3.90%     8/4/1998 (1)           1,800       1,800
Patterson NJ GO                                                       4.55%    1/15/1999 (4)           2,029       2,039
Pequannock Township NJ BAN                                            4.25%    12/4/1998               4,285       4,295
Plainsboro Township NJ BAN                                            4.00%    5/18/1999               2,548       2,555
Port Auth. of New York & New Jersey CP                                3.45%    7/16/1998              24,670      24,670
Port Auth. of New York & New Jersey CP                                3.55%    8/12/1998               4,300       4,300
Port Auth. of New York & New Jersey CP                                3.55%    9/10/1998              12,865      12,865
Port Auth. of New York & New Jersey CP                                3.70%    8/13/1998               5,000       5,000
Princeton Township NJ BAN                                             4.25%    8/14/1998               7,830       7,838
Princeton Univ. NJ CP                                                 3.40%    8/20/1998               2,000       2,000
Princeton Univ. NJ CP                                                 3.60%    8/12/1998               5,800       5,800
Princeton Univ. NJ CP                                                 3.60%    8/13/1998              10,700      10,700


------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                     COUPON         DATE               (000)       (000)
------------------------------------------------------------------------------------------------------------------------
Princeton Univ. NJ CP                                                 3.85%     7/8/1998            $  3,500  $    3,500
Readington Township NJ BAN                                            4.25%    4/30/1999               6,000       6,030
Ridgewood NJ BAN                                                     4.125%    12/9/1998               4,800       4,809
Rockaway Township NJ BAN                                              4.25%    7/28/1998               7,331       7,336
Salem County NJ PCR CP (PECO Project)                                 3.40%    6/10/1998 LOC           6,600       6,600
Salem County NJ PCR CP (PECO Project)                                 3.55%     8/3/1998 LOC           3,400       3,400
Salem County NJ PCR CP (PECO Project)                                 3.65%     7/7/1998 LOC           5,000       5,000
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                 3.65%     6/3/1998 (1)           9,900       9,900
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                 3.75%     6/3/1998 (1)           1,000       1,000
Salem County NJ PCR VRDO (Public Service Electric & Gas Co.)          3.80%     6/3/1998 (1)           6,500       6,500
South Brunswick Township NJ BAN                                      4.125%    10/8/1998               3,925       3,929
South Orange County NJ BAN                                            4.00%   10/30/1998               4,892       4,896
Sussex County NJ Muni. Util. Auth. Rev.                              7.875%    12/1/1998 (Prere.)      3,500       3,634
Union County NJ PCR VRDO (Exxon Project)                              3.50%     6/2/1998              20,300      20,300
Union County NJ PCR VRDO (Exxon Project)                              3.60%     6/2/1998              17,500      17,500
Upper Saddle River NJ BAN                                             4.25%    7/24/1998               1,986       1,987
Watchung Borough NJ BAN                                               4.00%    5/14/1999               8,950       8,974
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank VRDO                                      3.80%     6/3/1998 (1)             300         300
Puerto Rico Highway & Transp. Auth. VRDO                              3.75%     6/3/1998 LOC           5,400       5,400
Puerto Rico Industrial Medical & Environmental Fac. Auth. PCR PUT
   (Abbott Laboratories Project)                                      3.55%     3/1/1999               8,750       8,750
------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,079,539)                                                                                           1,079,539
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                             13,936
Liabilities                                                                                                      (4,679)
                                                                                                               ---------
                                                                                                                  9,257
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
========================================================================================================================
Applicable to 1,088,810,512 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                    $1,088,796
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $1.00
========================================================================================================================

*See Note A in Notes to Financial Statements.

For key to abbreviations and other references, see page 18.

------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT          PER
                                                                                                      (000)        SHARE
------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $1,088,826        $1.00
 Undistributed Net Investment Income                                                                     --           --
 Accumulated Net Realized Losses                                                                        (30)          --
 Unrealized Appreciation                                                                                 --           --
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $1,088,796        $1.00
========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INSURED LONG-TERM PORTFOLIO                                          COUPON         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.4%)
-------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.3%)
Atlantic City NJ Board of Educ. GO                                    6.00%    12/1/2012 (4)        $  4,600    $  5,213
Atlantic City NJ Board of Educ. GO                                    6.10%    12/1/2015 (4)           2,000       2,285
Atlantic County NJ COP                                                6.00%     3/1/2014 (3)           3,685       4,156
Atlantic County NJ COP                                                6.00%     3/1/2015 (3)           1,480       1,668
Atlantic County NJ COP                                                7.30%     3/1/2005 (3)           2,000       2,341
Atlantic County NJ COP                                                7.30%     3/1/2006 (3)           1,800       2,138
Atlantic County NJ COP                                                7.40%     3/1/2010 (3)           1,755       2,197
Atlantic County NJ COP                                                7.40%     3/1/2011 (3)           4,025       5,072
Atlantic County NJ Util. Auth. Sewer Rev.                             5.85%    1/15/2015 (2)           3,000       3,199
Bayshore NJ Regional Sewer Auth. Rev.                                 5.40%     5/1/2012 (1)             500         517
Bergen County NJ Util. Auth. Water PCR                                5.50%    6/15/2002 (3)(Prere.)  15,750      16,564
Bergen County NJ Util. Auth. Water PCR                                5.75%   12/15/2005 (3)           2,000       2,186
Brick Township NJ Muni. Util. Auth. Rev.                              5.00%    12/1/2016 (3)          11,150      11,097
Camden County NJ Muni. Util. Auth. Sewer Rev.                         0.00%     9/1/2004 (3)           8,345       6,279
Camden County NJ Muni. Util. Auth. Sewer Rev.                         0.00%     9/1/2005 (3)          18,545      13,239
Camden County NJ Muni. Util. Auth. Sewer Rev.                         0.00%     9/1/2006 (3)          18,545      12,577
Cape May County NJ Muni. Util. Auth. Rev.                             5.75%     1/1/2016 (1)          14,975      15,718
Cape May County NJ PCR (Atlantic City Electric)                       6.80%     3/1/2021 (1)          15,400      19,121
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              5.40%     1/1/2013 (3)           9,000       9,381
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              5.50%     1/1/2026 (3)          35,600      36,695
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              6.50%     1/1/2009 (2)           3,500       3,555
Delaware River Port Auth. Pennsylvania & New Jersey Rev.             7.375%     1/1/2007 (2)           9,500       9,880
Elizabeth City NJ GO                                                  6.10%    8/15/2007 (2)           5,000       5,583
Elizabeth City NJ GO                                                  6.25%    8/15/2008 (2)           2,100       2,364
Elizabeth City NJ GO Fiscal Year Adjustment Bonds                     6.60%     8/1/2006 (1)           8,750       9,534
Essex County NJ Improvement Auth. Lease Rev.                          5.50%    12/1/2008 (2)           2,560       2,727
Essex County NJ Improvement Auth. Lease Rev.                          5.50%    12/1/2013 (2)           7,500       7,813
Essex County NJ Improvement Auth. Lease Rev.
   (Jail & Youth House Project)                                       7.00%    12/1/2004 (2)(Prere.)   9,525      11,163
Essex County NJ Util. Auth. Solid Waste Rev.                          5.60%     4/1/2016 (4)           2,200       2,310
Evesham NJ Muni. Util. Auth. Rev.                                     7.00%     7/1/2010 (1)           1,700       1,796
Evesham NJ Muni. Util. Auth. Rev.                                     7.00%     7/1/2015 (1)             450         475
Gloucester County NJ Util. Auth. Sewer Rev.                           5.40%     1/1/2016 (1)           3,410       3,500
Gloucester Township NJ GO                                             5.75%    7/15/2010 (2)           2,880       3,199
Gloucester Township NJ Muni. Util. Auth. Rev.                         5.65%     3/1/2018 (2)           2,755       2,996
Hamilton Township NJ Muni. Util. Auth. Rev.                           6.00%    8/15/2017 (3)           1,000       1,090
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2003 (1)           3,800       3,057
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2004 (1)           3,750       2,884
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2005 (1)           3,805       2,785
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2006 (1)           2,000       1,395
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      6.25%     8/1/2013 (1)           9,590      11,121
Hudson County NJ Correctional Fac. COP                                6.30%     6/1/2004 (1)           1,720       1,865
Hudson County NJ Correctional Fac. COP                                6.30%    12/1/2004 (1)           1,770       1,919
Hudson County NJ Correctional Fac. COP                                6.50%    12/1/2011 (1)           9,000       9,759
Hudson County NJ General Improvement GO                               6.55%     7/1/2004 (3)           1,300       1,463
Hudson County NJ General Improvement GO                               6.55%     7/1/2005 (3)           1,290       1,467
Hudson County NJ General Improvement GO                               6.55%     7/1/2006 (3)             700         805
Hudson County NJ General Improvement GO                               6.55%     7/1/2007 (3)           1,300       1,509
Hudson County NJ General Improvement GO                               6.55%     7/1/2009 (3)             635         748
Hudson County NJ Improvement Auth. Lease Rev.                         6.00%    12/1/2012 (3)           6,525       7,049
Irvington Township NJ GO                                              0.00%     8/1/2007 (1)           1,000         664
Irvington Township NJ GO                                              0.00%     8/1/2009 (1)           2,580       1,552
Irvington Township NJ GO                                              0.00%     8/1/2010 (1)           2,080       1,182
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2011 (3)           2,625       2,676
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2021 (3)           3,500       3,448
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2022 (3)           4,000       3,938
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2023 (3)           4,000       3,936
Middlesex County NJ Util. Auth. Sewer Rev.                           5.125%    12/1/2016 (3)           2,250       2,268
Middlesex County NJ Util. Auth. Sewer Rev.                            5.25%    3/15/2010 (2)           2,740       2,869

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                     COUPON         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
Middlesex County NJ Util. Auth. Sewer Rev.                            5.25%    9/15/2010 (2)        $  1,790    $  1,874
Middlesex County NJ Util. Auth. Sewer Rev.                            5.25%    12/1/2010 (3)           3,145       3,321
Middlesex County NJ Util. Auth. Sewer Rev.                           5.375%    9/15/2015 (2)           3,775       3,893
Middlesex County NJ Util. Auth. Sewer Rev.                            6.50%    3/15/2001 (3)(Prere.)   6,300       6,824
Monmouth County NJ Improvement Auth. Rev. Governmental Loan           5.40%    12/1/2012 (1)           2,505       2,631
Monmouth County NJ Improvement Auth. Rev.
   (Howell Township Board of Ed.)                                     5.80%    7/15/2017 (2)           1,180       1,267
Mount Laurel Township NJ Muni. Util. Auth. Util. System Rev.          6.00%     7/1/2015 (1)           4,250       4,510
New Brunswick NJ Housing & Urban Dev. Rev.                            5.75%     7/1/2024 (1)          13,640      14,171
New Brunswick NJ Housing & Urban Dev. Rev.                            6.00%     7/1/2012 (1)           6,000       6,451
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.60%     6/3/1998 (2)           1,000       1,000
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.95%     6/2/1998 (2)           2,800       2,800
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                  5.80%     7/1/2007 (1)           1,000       1,084
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                  5.80%     7/1/2009 (1)           7,250       7,878
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                 5.875%     7/1/2011 (1)          23,175      25,182
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                  7.00%     7/1/2004 (1)           1,745       1,993
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)           0.00%     1/1/2012 (2)           2,500       1,295
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)           0.00%     1/1/2013 (2)           3,000       1,474
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2008 (1)           2,305       1,467
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2011 (1)           4,650       2,499
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2012 (1)           4,550       2,300
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2013 (1)           4,500       2,158
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2014 (1)           4,210       1,908
New Jersey Econ. Dev. Auth. Water Fac. Rev. VRDO
   (United Water Co.)                                                 3.75%     6/2/1998 (2)           3,000       3,000
New Jersey Econ. Dev. Auth. Water Fac. Rev. VRDO
   (United Water Co.)                                                 3.85%     6/2/1998 (2)             700         700
New Jersey Educ. Fac. Auth. Rev. (Higher Educ. Trust Fund)           5.125%     9/1/2008 (2)           8,795       9,220
New Jersey Educ. Fac. Auth. Rev. (Kean College)                       6.60%     7/1/2021 (1)           3,700       4,041
New Jersey Educ. Fac. Auth. Rev. (NJ Institute of Technology)         6.00%     7/1/2024 (1)           1,500       1,629
New Jersey Educ. Fac. Auth. Rev. (Rider College)                      6.20%     7/1/2017 (2)           4,000       4,338
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                   5.60%     7/1/2016 (1)           1,765       1,854
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                  5.625%     7/1/2019 (1)           3,625       3,793
New Jersey Educ. Fac. Auth. Rev. (Trenton State College)              6.00%     7/1/2012 (2)           3,005       3,231
New Jersey Health Care Fac. Auth. Rev.
   (Burdette Tomlin Memorial Hosp.)                                   6.50%     7/1/2012 (3)           1,500       1,615
New Jersey Health Care Fac. Auth. Rev. (Community Medical Center/
   Kimball Medical Center/Kensington Manor Care Center)               5.00%     7/1/2010 (4)           4,695       4,803
New Jersey Health Care Fac. Auth. Rev. (Community Medical Center/
   Kimball Medical Center/Kensington Manor Care Center)               5.25%     7/1/2009 (4)           5,500       5,783
New Jersey Health Care Fac. Auth. Rev. (Community Medical Center/
   Kimball Medical Center/Kensington Manor Care Center)               5.25%     7/1/2012 (4)           1,500       1,543
New Jersey Health Care Fac. Auth. Rev. (Community Medical Center/
   Kimball Medical Center/Kensington Manor Care Center)               7.00%     7/1/2020 (1)           2,850       3,053
New Jersey Health Care Fac. Auth. Rev. (Helene Fuld Medical Center)   6.60%     7/1/2021 (2)           4,080       4,439
New Jersey Health Care Fac. Auth. Rev. (Holy Name Hosp.)              5.25%     7/1/2020 (2)           4,100       4,110
New Jersey Health Care Fac. Auth. Rev. (Memorial Health Alliance)     6.25%     7/1/2010 (3)           8,000       8,315
New Jersey Health Care Fac. Auth. Rev. (Mercer Medical Center)        6.50%     7/1/2010 (1)           6,000       6,472
New Jersey Health Care Fac. Auth. Rev. (Mountainside Hosp.)           5.35%     7/1/2007 (1)           3,215       3,395
New Jersey Health Care Fac. Auth. Rev.
   (Muhlenberg Medical Center)                                        8.00%     7/1/2018 (2)             750         767
New Jersey Health Care Fac. Auth. Rev.
   (Newark Beth Israel Medical Center)                                6.00%     7/1/2016 (4)           8,500       9,160
New Jersey Health Care Fac. Auth. Rev. (Riverview Medical Center)     6.25%     7/1/2010 (2)           2,935       3,377
New Jersey Health Care Fac. Auth. Rev. (Shore Medical Center)         6.20%     7/1/2013 (2)           3,130       3,437
New Jersey Health Care Fac. Auth. Rev. (Shore Medical Center)         6.20%     7/1/2014 (2)           3,075       3,394
New Jersey Health Care Fac. Auth. Rev. (Shore Medical Center)         6.25%     7/1/2016 (2)           2,000       2,201
New Jersey Health Care Fac. Auth. Rev. (Society of the Valley Hosp.) 6.625%     7/1/2010 (1)           2,750       2,876

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INSURED LONG-TERM PORTFOLIO                                          COUPON         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Auth. Rev.
   (St. Clare's Riverside Medical Center)                             5.75%     7/1/2014 (1)        $  8,500    $  9,036
New Jersey Health Care Fac. Auth. Rev. (West Jersey Health System)    6.00%     7/1/2009 (1)           5,175       5,568
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            4.95%     6/1/2010 (2)++         6,325       6,325
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.05%     6/1/2011 (2)++         5,100       5,100
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.15%     6/1/2012 (2)++         5,250       5,250
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.20%     6/1/2013 (2)++         6,000       6,000
New Jersey Housing & Mortgage Finance Auth. Rev.                     7.875%    10/1/2017 (1)             450         464
New Jersey Sports & Exposition Auth. VRDO                             3.65%     6/4/1998 (1)          13,400      13,400
New Jersey Transp. Trust Fund Rev.                                    5.50%    6/15/2011 (1)           5,000       5,296
New Jersey Transp. Trust Fund Rev.                                    5.50%    6/15/2013 (1)           3,000       3,150
New Jersey Transp. Trust Fund Rev.                                    6.00%    6/15/2011 (1)          31,280      34,781
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2013 (1)          20,000      23,560
New Jersey Turnpike Auth. Rev. VRDO                                   3.75%     6/3/1998 (3) LOC      11,400      11,400
Newark NJ General Improvement GO                                      5.30%    10/1/2006 (2)           1,710       1,819
Newark NJ General Improvement GO                                      5.40%    10/1/2007 (2)           1,685       1,809
Newark NJ General Improvement GO                                      5.50%    10/1/2008 (2)           1,660       1,790
Newark NJ Water Util. GO                                              5.30%    10/1/2006 (2)           2,625       2,792
North Bergen Township NJ GO                                           8.00%    8/15/2006 (4)           1,885       2,351
North Brunswick Township NJ Board of Educ. GO                         5.50%     2/1/2008 (3)           1,915       2,073
North Brunswick Township NJ Board of Educ. GO                         5.50%     2/1/2009 (3)           2,030       2,184
North Brunswick Township NJ GO                                        5.50%    5/15/2013 (3)           1,390       1,468
North Hudson NJ Sewer Auth. Rev.                                     5.125%     8/1/2008 (3)           2,000       2,101
North Hudson NJ Sewer Auth. Rev.                                     5.125%     8/1/2022 (3)          23,950      23,866
North Hudson NJ Sewer Auth. Rev.                                      5.25%     8/1/2016 (3)          14,360      14,574
North Jersey Water Dist. Rev. (Wanaque South Project)                 6.00%     7/1/2012 (1)          10,125      10,984
Ocean County NJ Util. Auth. Waste Water Rev.                          5.00%     1/1/2014 (3)           2,000       2,000
Ocean County NJ Util. Auth. Waste Water Rev.                          6.60%     1/1/2018 (3)           4,000       4,257
Ocean County NJ Util. Auth. Waste Water Rev.                          6.60%     1/1/2018 (3)(ETM)      2,500       2,956
Ocean Township NJ Muni. Util. Auth. Rev.                              6.00%     8/1/2017 (1)           3,975       4,488
Old Bridge Township NJ Muni. Util. Auth. Rev.                         6.25%    11/1/2016 (3)           1,400       1,528
Old Bridge Township NJ Muni. Util. Auth. Rev.                         6.40%    11/1/2009 (3)           3,000       3,315
Passaic Valley NJ Sewer Comm. Rev.                                    5.75%    12/1/2008 (2)           4,450       4,795
Passaic Valley NJ Sewer Comm. Rev.                                    5.75%    12/1/2013 (2)           4,000       4,266
Plainfield NJ GO                                                      6.25%    7/15/2007 (2)           6,930       7,568
South Brunswick Township NJ Board of Educ. GO                         5.25%     8/1/2020 (3)           3,535       3,553
South Brunswick Township NJ Board of Educ. GO                         5.25%     8/1/2022 (3)           4,630       4,650
South Brunswick Township NJ Board of Educ. GO                         5.50%     8/1/2024 (3)           2,500       2,580
South Brunswick Township NJ Board of Educ. GO                         6.40%     8/1/2005 (3)(Prere.)   4,520       5,115
South Jersey Transp. Auth. Transp. System Rev.                        5.90%    11/1/2006 (1)           3,435       3,707
South Jersey Transp. Auth. Transp. System Rev.                        5.90%    11/1/2007 (1)           2,545       2,741
South Jersey Transp. Auth. Transp. System Rev.                        6.00%    11/1/2012 (1)           5,250       5,666
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.                      5.50%     6/1/2011 (3)           3,100       3,361
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.                   5.75%    12/1/2009 (1)          19,820      21,271
Sussex County NJ Muni. Util. Auth. Waste Water Rev.                   5.25%    12/1/2008 (1)           1,150       1,207
Union County NJ Improvement Auth. Rev. (Plainfield Board of Educ.)    5.80%     8/1/2020 (3)           4,000       4,249
Union County NJ Improvement Auth. Rev. (Plainfield Board of Educ.)    6.25%     8/1/2005 (3)             695         777
Union County NJ Improvement Auth. Rev. (Plainfield Board of Educ.)    6.25%     8/1/2006 (3)             740         835
Union County NJ Improvement Auth. Rev. (Plainfield Board of Educ.)    6.25%     8/1/2007 (3)             785         892
OUTSIDE NEW JERSEY:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.           5.125%    11/1/2011 (2)           3,400       3,542
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.            5.50%    11/1/2007 (2)           4,340       4,719
Puerto Rico Electric Power Auth. Rev.                                 6.50%     7/1/2006 (1)          11,820      13,545
Puerto Rico GO                                                        5.00%     7/1/2018 (1)          11,500      11,456
Puerto Rico Infrastructure Fin. Auth Special Tax Rev.                 5.00%     7/1/2021 (2)           8,000       7,892
Puerto Rico Infrastructure Fin. Auth Special Tax Rev.                 5.00%     7/1/2028 (2)           5,000       4,908
Puerto Rico Public Building Auth. Rev.                                0.00%     7/1/2002 (3)           4,000       3,388
Puerto Rico Public Building Auth. Rev.                                5.00%     7/1/2027 (2)          14,810      14,542
                                                                                                                --------
                                                                                                                 865,423
                                                                                                                --------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                     COUPON         DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
SECONDARY MARKET INSURED (7.7%)
Atlantic County NJ Util. Auth. Sewer Rev.                            6.875%     1/1/2012 (2)(ETM)   $  3,000    $  3,502
New Jersey Highway Auth. Rev. (Garden State Parkway)                  6.00%     1/1/2016 (2)           5,000       5,227
New Jersey Highway Auth. Rev. (Garden State Parkway)                  6.20%     1/1/2010 (2)          20,000      22,829
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2013 (1)          10,000      11,829
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2016 (1)          18,250      21,605
Port Auth. of New York & New Jersey Rev.                             5.375%    7/15/2022 (3)           5,000       5,083
Port Auth. of New York & New Jersey Rev.                             6.875%     1/1/2025 (2)           3,200       3,359
Univ. of Medicine & Dentistry NJ Rev.                                 6.50%    12/1/2012 (1)           4,000       4,746
                                                                                                                 --------
                                                                                                                  78,180
                                                                                                                 --------
NONINSURED (7.4%)
Burlington County NJ Bridge Comm. Rev.                                5.30%    10/1/2013               9,500       9,798
Cherry Hill Township NJ GO                                            6.30%     6/1/2012               3,745       4,049
Mercer County NJ Improvement Auth. Library System Rev.                6.00%    12/1/2014               1,000       1,078
Mercer County NJ Improvement Auth. Solid Waste Rev.                  5.375%    9/15/2012              11,120      11,632
Mercer County NJ Improvement Auth.
   Special Services School Dist. Rev.                                 5.75%   12/15/2007               1,110       1,227
Mercer County NJ Improvement Auth.
   Special Services School Dist. Rev.                                 5.75%   12/15/2008               1,165       1,286
Mercer County NJ Improvement Auth.
   Special Services School Dist. Rev.                                 5.95%   12/15/2012               4,895       5,523
Monmouth County NJ Improvement Auth. GO
    (Capital Equipment Pooled Leases)                                 5.25%    10/1/1998               1,410       1,418
Monmouth County NJ Improvement Auth. GO (Correctional Fac.)           6.40%     8/1/2001 (Prere.)      1,850       2,013
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.90%     6/3/1998               6,300       6,300
New Jersey Environmental  Infrastructure Trust Waste Water Rev.       5.00%     9/1/2006               1,735       1,815
New Jersey Environmental  Infrastructure Trust Waste Water Rev.       5.00%     9/1/2008               1,930       2,020
New Jersey Environmental  Infrastructure Trust Waste Water Rev.       5.00%     9/1/2009               1,955       2,039
New Jersey Transp. Trust Fund                                         4.40%    6/15/1999               5,000       5,032
Ocean County NJ Util. Auth. Waste Water Rev.                          6.30%     1/1/2013               2,215       2,434
Ocean County NJ Util. Auth. Waste Water Rev.                          6.35%     1/1/2014               2,360       2,600
Ocean County NJ Util. Auth. Waste Water Rev.                          6.35%     1/1/2015               2,515       2,771
Port Auth. of New York & New Jersey VRDO                              3.85%     6/2/1998               1,800       1,800
Port Auth. of New York & New Jersey VRDO                              4.00%     6/2/1998                 600         600
Rahway NJ BAN                                                         4.12%    6/26/1998               2,424       2,424
Randolph Township NJ BAN                                              4.25%     9/4/1998               2,737       2,741
Rutgers State Univ. NJ Rev.                                           6.40%     5/1/2013               3,000       3,518
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank VRDO                                      3.80%     6/3/1998 LOC             820         820
                                                                                                               ----------
                                                                                                                  74,938
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $944,201)                                                                                             1,018,541
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              21,488
Liabilities                                                                                                      (25,398)
                                                                                                               ----------
                                                                                                                  (3,910)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 85,658,090 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                    $1,014,631
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $11.85
=========================================================================================================================

*See Note A in Notes to Financial Statements.

For key to abbreviations and other references, see page 18.

--------------------------------------------------------------------------------------------------------------------------

                                                                                                      AMOUNT         PER
 INSURED LONG-TERM PORTFOLIO                                                                           (000)       SHARE
--------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                $    942,439       $11.01
 Undistributed Net Investment Income                                                                      --          --
 Overdistributed Net Realized Gains                                                                   (2,148)        (.03)
 Unrealized Appreciation--Note F                                                                      74,340          .87
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,014,631       $11.85
==========================================================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
++Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of May 31, 1998.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolios. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------
                                                               MONEY           INSURED
                                                              MARKET         LONG-TERM
                                                           PORTFOLIO         PORTFOLIO
                                                        -------------------------------
                                                         SIX MONTHS ENDED MAY 31, 1998
                                                        -------------------------------
                                                               (000)             (000)
---------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                 $18,323           $26,096
                                                        -------------------------------
        Total Income                                          18,323            26,096
                                                        -------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                              69                64
        Management and Administrative                            821               767
        Marketing and Distribution                               190               124
    Custodian Fees                                                 9                 7
    Auditing Fees                                                  4                 4
    Shareholders' Reports                                         15                15
    Annual Meeting and Proxy Costs                                 2                 2
    Trustees' Fees and Expenses                                    1                 1
                                                        -------------------------------
        Total Expenses                                         1,111               984
        Expenses Paid Indirectly--Note C                          (9)               (7)
                                                        -------------------------------
        Net Expenses                                           1,102               977

---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         17,221            25,119
---------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                    --                49
    Futures Contracts                                             --               (12)
---------------------------------------------------------------------------------------
REALIZED NET GAIN                                                 --                37
---------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                         --            11,099
    Futures Contracts                                             --                40
---------------------------------------------------------------------------------------
CHANGE IN UNREALIZED  APPRECIATION (DEPRECIATION)                 --            11,139
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $17,221           $36,295
=======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                              MONEY MARKET                        INSURED LONG-TERM
                                                                PORTFOLIO                             PORTFOLIO
                                                    -------------------------------      --------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                    MAY 31, 1998      NOV. 30, 1997       MAY 31, 1998     NOV. 30, 1997
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   17,221         $   31,796         $   25,119          $ 46,319
    Realized Net Gain (Loss)                                  --                 22                 37              (613)
    Change in Unrealized Appreciation (Depreciation)          --                 --             11,139             9,271
                                                    ---------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                     17,221             31,818             36,295            54,977
DISTRIBUTIONS                                       ---------------------------------------------------------------------
    Net Investment Income                                (17,221)           (31,796)           (25,119)          (46,319)
    Realized Capital Gain                                     --                 --               (888)           (2,334)
                                                    ---------------------------------------------------------------------
        Total Distributions                              (17,221)           (31,796)           (26,007)          (48,653)
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               554,996            888,898            134,952           209,139
    Issued in Lieu of Cash Distributions                  16,459             30,361             19,724            37,374
    Redeemed                                            (498,946)          (820,876)           (90,598)         (161,566)
                                                    ---------------------------------------------------------------------
        Net Increase from Capital Share Transactions      72,509             98,383             64,078            84,947
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                        72,509             98,405             74,366            91,271
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                1,016,287            917,882            940,265           848,994
                                                    ---------------------------------------------------------------------
    End of Period                                     $1,088,796         $1,016,287         $1,014,631          $940,265
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                               554,996            888,898             11,412            18,101
    Issued in Lieu of Cash Distributions                  16,459             30,361              1,668             3,232
    Redeemed                                            (498,946)          (820,876)            (7,667)          (13,996)
                                                    ---------------------------------------------------------------------
        Net Increase in Shares Outstanding                72,509             98,383              5,413             7,337
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------------------------------
                                                                                MONEY MARKET PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                               ----------------------------------------------------------
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                      MAY 31, 1998        1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $1.00       $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .016        .033         .032         .035         .025         .023
    Net Realized and Unrealized Gain (Loss)
        on Investments                                --          --           --           --           --           --
                                                   ----------------------------------------------------------------------
        Total from Investment Operations            .016        .033         .032         .035         .025         .023
                                                   ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.016)      (.033)       (.032)       (.035)       (.025)       (.023)
    Distributions from Realized Capital Gains         --          --           --           --           --           --
                                                   ----------------------------------------------------------------------
        Total Distributions                        (.016)      (.033)       (.032)       (.035)       (.025)       (.023)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $1.00       $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                       1.62%       3.32%        3.22%        3.60%        2.49%        2.31%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,089      $1,016         $918         $859         $792         $724
    Ratio of Total Expenses to
        Average Net Assets                        0.21%*       0.20%        0.20%        0.21%        0.21%        0.20%
    Ratio of Net Investment Income to
        Average Net Assets                        3.23%*       3.27%        3.17%        3.53%        2.46%        2.29%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                              INSURED LONG-TERM PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                               -----------------------------------------------------------
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                       MAY 31, 1998        1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.72      $11.64       $11.78       $10.40       $11.77       $11.18
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                            .301        .608         .616         .623         .622         .637
    Net Realized and Unrealized Gain (Loss)
        on Investments                               .141        .112        (.082)       1.380       (1.307)        .725
                                                   -----------------------------------------------------------------------
        Total from Investment Operations             .442        .720         .534        2.003        (.685)       1.362
                                                   -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income            (.301)      (.608)       (.616)       (.623)       (.622)       (.637)
    Distributions from Realized Capital Gains       (.011)      (.032)       (.058)         --         (.063)       (.135)
                                                   -----------------------------------------------------------------------
        Total Distributions                         (.312)      (.640)       (.674)       (.623)       (.685)       (.772)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.85      $11.72       $11.64       $11.78       $10.40       $11.77
==========================================================================================================================

TOTAL RETURN                                        3.80%       6.40%        4.75%       19.66%       -6.10%       12.53%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $1,015        $940         $849         $796         $645         $748
    Ratio of Total Expenses to
        Average Net Assets                         0.20%*       0.18%        0.20%        0.21%        0.21%        0.20%
    Ratio of Net Investment Income to
        Average Net Assets                         5.10%*       5.26%        5.35%        5.50%        5.53%        5.47%
    Portfolio Turnover Rate                          15%*         13%          11%           7%          13%          12%
--------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At May 31, 1998, the Fund had contributed capital aggregating $116,000 to Vanguard (included in Other Assets), representing 0.6% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1998, custodian fee offset arrangements reduced expenses of the Money Market and Insured Long-Term Portfolios by $9,000 and $7,000, respectively.

D. During the six months ended May 31, 1998, the Insured Long-Term Portfolio purchased $162,841,000 of investment securities and sold $70,601,000 of investment securities, other than temporary cash investments.

E. Insured Long-Term Portfolio capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. At November 30, 1997, the Money Market Portfolio had available a capital loss carryforward of $30,000 to offset future net capital gains through November 30, 2004.

F. At May 31, 1998, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $74,340,000, consisting of unrealized gains of $74,482,000 on securities that had risen in value since their purchase and $142,000 on securities that had fallen in value since their purchase.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q142-5/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.